UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-07857
                                                     ---------

                Oppenheimer Commodity Strategy Total Return Fund
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                      Date of reporting period: 03/31/2008
                                                ----------


ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

                                                                     Shares                         Value
                                                                ----------------               ----------------
WHOLLY-OWNED SUBSIDIARY--23.4%
RAF Fund Ltd. (1) (Cost $194,280,539)                                  4,000,000               $    396,378,251

                                                                   Principal
                                                                     Amount
                                                                ----------------               ----------------
ASSET-BACKED SECURITIES--1.3%
Capital One Prime Auto Receivables Trust, Automobile
Asset-Backed Certificates, Series 2005-1, Cl. A4,
2.838%, 4/15/11 (2)                                             $      7,620,000                      7,571,717
Lehman XS Trust, Mtg. Pass-Through Certificates, Series
2005-2, Cl. 2A1B, 5.18%, 8/25/35 (2)                                     931,126                        935,551
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg.
Pass-Through Certificates, Series 2006-WMC3, Cl. A3,
2.699%, 8/25/36 (2)                                                    3,200,000                      2,870,273
NC Finance Trust, CMO Pass-Through Certificates, Series
1999-I, Cl. ECFD, 2.249%, 1/25/29 (2,3)                                  405,715                         52,743
Option One Mortgage Loan Trust, Asset-Backed
Certificates, Series 2006-2, Cl. 2A2, 2.699%, 7/1/36 (2)               1,940,000                      1,799,276
RASC Series 2006-KS7 Trust, Home Equity Mtg.
Asset-Backed Pass-Through Certificates, Series 2006-KS7,
Cl. A2, 2.699%, 9/25/36 (2)                                            6,913,000                      6,699,550
Salomon Smith Barney Mutual Fund Fee Trust XIV,
Asset-Backed Nts., Series 2000-14, Cl. 2, 8.61%, 9/30/08
(3)                                                                    2,949,558                         89,667
Specialty Underwriting & Residential Finance Trust, Home
Equity Asset-Backed Obligations, Series 2005-BC3, Cl.
A2B, 2.849%, 6/25/36 (2)                                               1,425,568                      1,407,924
                                                                                               ----------------
Total Asset-Backed Securities (Cost $25,356,733)                                                     21,426,701
                                                                                               ----------------
MORTGAGE-BACKED OBLIGATIONS--30.9%
GOVERNMENT AGENCY--20.1%
FHLMC/FNMA/SPONSORED--20.1%
Fannie Mae Trust 2004-W9, Pass-Through Certificates,
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44                                      155,755                        170,259
Federal Home Loan Mortgage Corp.:
4.50%, 9/15/18-10/15/18                                                1,214,208                      1,213,332
6%, 7/15/17                                                            1,152,239                      1,188,544
6.50%, 6/15/16-8/15/32                                                 5,277,928                      5,536,073
7%, 11/15/22-12/15/34                                                  3,903,654                      4,137,155
8%, 4/1/16                                                                75,186                         80,072
9%, 8/1/22-5/1/25                                                         24,104                         26,522
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 2001-81, Cl. HE, 6.50%, 1/25/32                                 1,225,098                      1,284,142
Series 2002-66, Cl. FG, 3.606%, 9/25/32 (2)                            1,285,293                      1,264,581
Series 2002-84, Cl. FB, 3.606%, 12/25/32 (2)                           6,767,093                      6,834,584
Series 2003-11, Cl. FA, 3.606%, 9/25/32 (2)                            4,814,261                      4,864,074
Series 2080, Cl. C, 6.50%, 8/15/28                                     2,163,458                      2,276,369
Series 2080, Cl. Z, 6.50%, 8/15/28 (5)                                 1,182,426                      1,241,347
Series 2116, Cl. ZA, 6%, 1/15/29                                       5,709,583                      5,943,486
Series 2191, Cl. TZ, 7%, 10/15/29                                      2,379,241                      2,530,205
Series 2341, Cl. FP, 3.718%, 7/15/31 (2)                               2,785,232                      2,804,457
Series 2427, Cl. ZM, 6.50%, 3/15/32                                    3,628,557                      3,823,482
Series 2436, Cl. MC, 7%, 4/15/32                                       1,356,314                      1,441,764

              1 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

                                                                   Principal
                                                                     Amount                         Value
                                                                ----------------               ----------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
GOVERNMENT AGENCY CONTINUED
FHLMC/FNMA/SPONSORED CONTINUED
Series 2465, Cl. PG, 6.50%, 6/15/32                             $      5,660,344               $      5,969,965
Series 2754, Cl. PE, 5%, 2/15/34                                       2,735,000                      2,566,087
Series 2844, Cl. PE, 5%, 8/15/34                                       6,185,000                      5,815,834
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 177, Cl. IO, 12.784%,
7/1/26 (6)                                                               539,525                        120,650
Federal National Mortgage Assn.:
4.50%, 5/25/19                                                         2,031,823                      2,029,005
4.50%, 9/1/18 (5)                                                     14,810,730                     14,807,482
5%, 12/25/17-3/1/34                                                   68,880,920                     69,244,209
5%, 7/1/18-7/25/33 (5)                                                13,842,023                     13,838,050
5%, 4/1/38 (7)                                                         8,310,000                      8,225,604
5.50%, 11/25/17-5/1/34                                                26,503,690                     26,951,281
5.50%, 4/1/23-4/1/38 (7)                                              21,460,000                     21,686,023
6%, 7/25/21-11/1/33                                                   39,859,255                     41,096,414
6%, 6/25/21-4/25/33 (5)                                                8,409,092                      8,660,732
6%, 4/1/21 (7)                                                        14,780,000                     15,211,857
6.50%, 5/25/17-6/25/31                                                11,412,953                     11,968,186
6.50%, 5/25/33 (5)                                                       501,453                        523,347
7%, 11/1/17-4/25/33                                                   15,235,932                     16,193,462
8.50%, 7/1/32                                                             11,755                         12,963
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Trust 1993-215, Cl. ZQ, 6.50%, 11/25/23                                3,267,571                      3,466,928
Trust 1999-64, Cl. TH, 7.50%, 12/25/29                                 6,193,121                      6,517,238
Trust 2002-9, Cl. PC, 6%, 3/25/17                                      3,895,560                      4,100,321
Trust 2003-84, Cl. PW, 3%, 6/25/22                                       708,170                        706,408
Trust 2006-44, Cl. OA, 5.50%, 12/25/26                                 7,436,900                      7,612,286
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 2005-87, Cl. SE, 97.063%, 10/25/35 (6)                          10,927,619                        786,056
Trust 2006-51, Cl. SA, 23.289%, 6/25/36 (6)                           19,989,876                      2,029,924
Trust 294, Cl. 2, 13.969%, 2/1/28 (6)                                    430,634                        106,196
Trust 321, Cl. 2, 11.845%, 4/1/32 (6)                                  1,959,121                        419,862
Trust 331, Cl. 5, 9.936%, 2/1/33 (6)                                   4,572,619                        981,873
Trust 342, Cl. 2, 10.076%, 9/1/33 (6)                                  1,564,243                        347,444
WaMu Mortgage Pass-Through Certificates 2003-AR9 Trust,
Mtg. Pass-Through Certificates, Series 2003-AR9, Cl. 2A,
4.039%, 9/25/33 (2)                                                    2,127,482                      2,023,898
                                                                                               ----------------
                                                                                                    340,680,033
                                                                                               ----------------
GNMA/GUARANTEED--0.0%
Government National Mortgage Assn., 8.50%,
8/1/17-12/15/17                                                           41,683                         45,589

              2 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

                                                                   Principal
                                                                     Amount                         Value
                                                                ----------------               ----------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
NON-AGENCY--10.8%
COMMERCIAL--7.4%
Banc of America Commercial Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 2005-3, Cl. A2, 4.501%, 7/10/43                          $     10,037,000               $      9,880,380
Series 2006-5, Cl. A2, 5.348%, 10/10/11                                5,325,000                      5,235,219
Banc of America Funding Corp., Mtg. Pass-Through
Certificates, Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                   1,233,427                      1,198,987
Bear Stearns Commercial Mortgage Securities, Inc.,
Commercial Mtg. Obligations, Series 2003-T10, Cl. A1,
4%, 3/13/40                                                              433,413                        420,451
ChaseFlex Trust 2006-2, Multiclass Mtg. Pass-Through
Certificates, Series 2006-2, Cl. A1B, 3.235%, 8/25/08 (2)              1,850,799                      1,789,428
CHL Mortgage Pass-Through Trust 2003-J5, Mtg.
Pass-Through Certificates, Series 2003-J5, Cl. 2A1, 5%,
7/1/08                                                                 8,971,212                      8,989,389
Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage
Trust, Commercial Mtg. Pass-Through Certificates, Series
2007-CD4, Cl. A2B, 5.205%, 12/11/49                                    3,700,000                      3,606,199
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg.
Pass-Through Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36                               1,433,214                      1,419,770
Series 2006-AB3, Cl. A7, 6.36%, 7/1/36                                   661,334                        651,753
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36                             4,000,184                      3,848,026
GE Capital Commercial Mortgage Corp., Commercial Mtg.
Obligations:
Series 2003-C1, Cl. A2, 4.093%, 1/10/38                                  409,290                        404,021
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                1,300,000                      1,289,827
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                2,750,000                      2,727,444
Greenwich Capital Commercial Funding Corp., Commercial
Mtg. Pass-Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%, 8/10/42                               5,040,000                      4,974,965
Series 2005-GG5, Cl. A2, 5.117%, 4/10/37                               5,992,000                      5,960,469
Series 2007-GG9, Cl. A2, 5.381%, 3/10/39                               5,580,000                      5,472,091
GS Mortgage Securities Corp. II, Commercial Mtg.
Obligations, Series 2006-GG8, Cl. A2, 5.479%, 11/10/39                10,756,000                     10,642,347
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                                950,000                        936,214
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42                              3,285,000                      3,246,728
Series 2007-LD11, Cl. A2, 5.804%, 6/15/49 (2)                          4,635,000                      4,610,965
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51                              3,060,000                      3,032,154
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49                             4,000,000                      3,901,969
LB-UBS Commercial Mortgage Trust 2005-C5, Commercial
Mtg. Pass-Through Certificates, Series 2005-C5, Cl. A2,
4.885%, 9/15/30                                                        4,605,000                      4,576,318
LB-UBS Commercial Mortgage Trust 2005-C7, Commercial
Mtg. Pass-Through Certificates, Series 2005-C7, Cl. A2,
5.103%, 11/11/30                                                      10,400,000                     10,339,385
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial
Mtg. Pass-Through Certificates, Series 2006-C1, Cl. A2,
5.084%, 2/11/31                                                        5,830,000                      5,753,250

              3 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

                                                                   Principal
                                                                     Amount                         Value
                                                                ----------------               ----------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
NON-AGENCY CONTINUED
COMMERCIAL CONTINUED
Nomura Asset Securities Corp., Commercial Mtg.
Pass-Through Certificates, Series 1998-D6, Cl. A1B,
6.59%, 3/15/30                                                  $        505,414               $        506,521
Residential Asset Securitization Trust 2006-A9CB, Mtg.
Pass-Through Certificates, Series 2006-A9CB, Cl. A5, 6%,
9/25/36                                                                5,094,404                      5,059,278
Wachovia Bank Commercial Mortgage Trust 2006-C29,
Commercial Mtg. Pass-Through Certificates, Series
2006-C29, Cl. A2, 5.272%, 11/15/48                                     3,683,000                      3,611,906
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust,
Mtg, Pass-Through Certificates, Series 2006-AR8, Cl.
1A4, 5.884%, 8/1/46 (2)                                               11,868,827                     11,396,367
                                                                                               ----------------
                                                                                                    125,481,821
                                                                                               ----------------
MULTIFAMILY--1.0%
Banc of America Mortgage Securities, Inc., Mtg.
Pass-Through Certificates, Series 2003-E, Cl. 2A2,
4.35%, 6/25/33 (2)                                                     3,228,308                      3,222,824
Bear Stearns ARM Trust 2006-4, Mtg. Pass-Through
Certificates, Series 2006-4, Cl. 2A1, 5.795%, 10/25/36
(2)                                                                    1,981,322                      1,784,816
Citigroup Mortgage Loan Trust, Inc. 2006-AR5, Mtg.
Pass-Through Certificates, Series 2006-AR5, Cl. 1 A3A,
5.888%, 7/25/36 (2)                                                    4,135,507                      3,979,411
Countrywide Home Loans Servicing LP, Mtg. Pass-Through
Certificates, Series 2003-46, Cl. 1A2, 4.124%, 1/19/34 (2)             5,461,037                      5,546,898
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR10, Cl.
2A1, 5.65%, 7/25/36 (2)                                                2,109,442                      2,023,454
                                                                                               ----------------
                                                                                                     16,557,403
                                                                                               ----------------
RESIDENTIAL--2.4%
Countrywide Alternative Loan Trust 2005-J1, Mtg.
Pass-Through Certificates, Series 2005-J1, Cl. 3A1,
6.50%, 8/25/32                                                         5,728,897                      5,080,697
Countrywide Alternative Loan Trust 2005-J3, Mtg.
Pass-Through Certificates, Series 2005-J3, Cl. 3A1,
6.50%, 9/25/34                                                         1,793,017                      1,727,401
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through
Certificates, Series 2005-AR7, Cl. 4A1, 5.35%, 11/25/35
(2)                                                                   15,988,536                     14,982,948
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg.
Pass-Through Certificates, Series 2006-3, Cl. 2A1,
6.085%, 10/25/36 (2)                                                  15,694,081                     15,056,697
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg.
Pass-Through Certificates, Series 2006-AR, Cl. 5A3,
5.426%, 6/25/36 (2)                                                    1,660,000                      1,538,682
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2006-QS13, Cl. 1A8,
6%, 9/25/36                                                            3,026,273                      3,006,515
                                                                                               ----------------
                                                                                                     41,392,940
                                                                                               ----------------
Total Mortgage-Backed Obligations (Cost $519,082,408)                                               524,157,786
CORPORATE BONDS AND NOTES--16.9%
America Movil SAB de CV, 4.125% Unsec. Unsub. Nts.,
3/1/09                                                                 2,520,000                      2,537,912
American General Finance Corp., 5.20% Nts., Series J,
12/15/11                                                               4,950,000                      4,905,089
Anadarko Petroleum Corp., 3.25% Sr. Unsec. Nts., 5/1/08                1,985,000                      1,984,569
BAE Systems Holdings, Inc., 4.75% Nts., 8/15/10 (8)                    6,020,000                      6,246,515

              4 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

                                                                   Principal
                                                                     Amount                         Value
                                                                ----------------               ----------------
CORPORATE BONDS AND NOTES CONTINUED
Banco Popular North America, Inc., 5.65% Sr. Unsec.
Nts., 4/15/09                                                   $      4,420,000               $      4,398,289
Banco Santander Central Hispano Issuances Ltd., 7.625%
Sub. Nts., 11/3/09                                                     1,190,000                      1,274,215
Bear Stearns Co., 4.55% Nts., Series B, 6/23/10                        8,065,000                      7,634,071
British Telecommunications plc, 8.625% Nts., 12/15/10                  5,630,000                      6,197,228
Capmark Financial Group, Inc., 5.875% Nts., 5/10/12 (8)                4,920,000                      3,120,761
CenterPoint Energy, Inc., 7.25% Sr. Nts., Series B,
9/1/10                                                                 7,135,000                      7,588,436
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09                           1,955,000                      1,838,316
Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08                      3,885,000                      4,010,369
CIGNA Corp., 7% Sr. Unsec. Nts., 1/15/11                               2,705,000                      2,810,184
CIT Group Funding Co. of Canada, 4.65% Sr. Unsec. Nts.,
7/1/10                                                                 2,955,000                      2,427,382
Citigroup, Inc., 6% Nts., 2/21/12 (5)                                    490,000                        500,922
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11                3,870,000                      3,417,485
CNA Financial Corp., 6.60% Sr. Unsec. Unsub. Nts.,
12/15/08                                                               1,575,000                      1,598,877
Comcast Cable Communications LLC, 6.875% Sr. Unsec.
Unsub. Nts., 6/15/09                                                   2,380,000                      2,458,666
Comcast Corp., 5.85% Sr. Unsec. Unsub. Nts., 1/15/10                   6,305,000                      6,484,882
Countrywide Home Loans, Inc., 3.25% Nts., Series L,
5/21/08                                                                9,390,000                      9,209,073
Cox Enterprises, Inc., 4.375% Nts., 5/1/08 (8)                         2,565,000                      2,565,913
CVS Corp., 4% Sr. Unsec. Nts., 9/15/09                                 1,590,000                      1,592,272
D.R. Horton, Inc., 8% Sr. Nts., 2/1/09                                 1,970,000                      1,945,375
DaimlerChrysler North America Holding Corp.:
7.30% Nts., 1/15/12                                                    3,265,000                      3,490,997
3.218% Nts., Series E, 3/13/09 (2)                                     1,775,000                      1,753,460
DTE Energy Co., 6.65% Sr. Unsec. Unsub. Nts., Series A,
4/15/09                                                                2,640,000                      2,711,998
Entergy Gulf States, Inc., 3.60% Mtg. Sec. Bonds, 6/1/08               1,985,000                      1,980,095
ERAC USA Finance Co., 7.35% Nts., 6/15/08 (8)                            645,000                        649,576
Federated Department Stores, Inc., 6.625% Sr. Unsec.
Nts., 9/1/08                                                           1,935,000                      1,944,182
Fiserv, Inc., 6.125% Sr. Unsec. Nts., 11/20/12                         6,260,000                      6,460,070
Fuji JGB Investment LLC, 9.87% Non-Cum. Bonds, Series A,
12/31/49 (2,8)                                                         9,820,000                      9,862,147
Gannett Co., Inc., 4.125% Nts., 6/15/08                                3,090,000                      3,092,543
Genworth Financial, Inc., 5.231% Sr. Nts., 5/16/09                     9,150,000                      9,233,741
Goldman Sachs Group, Inc. (The), 6.875% Bonds, 1/15/11                 4,550,000                      4,864,587
Greenpoint Financial Corp., 3.20% Sr. Nts., 6/6/08                     6,495,000                      6,459,265
Hartford Financial Services Group, Inc. (The), 5.55%,
Sr. Unsec. Nts., 8/16/08                                               2,850,000                      2,867,855
Home Depot, Inc. (The), 3.75% Sr. Unsec. Nts., 9/15/09                 3,185,000                      3,156,322
International Paper Co., 4.25% Sr. Unsec. Nts., 1/15/09                3,185,000                      3,184,474
J.C. Penney Co., Inc., 7.375% Unsec. Nts., 8/15/08                     4,945,000                      4,986,864
Kaneb Pipe Line Operating Partnership LP:
5.875% Sr. Unsec. Nts., 6/1/13                                         3,580,000                      3,665,075
7.75% Sr. Unsec. Nts., 2/15/12                                           470,000                        500,010
Kinder Morgan Energy Partners LP, 7.50% Sr. Unsec. Nts.,
11/1/10                                                                5,225,000                      5,698,296
Kroger Co. (The), 7.25% Sr. Unsec. Nts., 6/1/09                        2,490,000                      2,569,640

              5 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

                                                                   Principal
                                                                     Amount                         Value
                                                                ----------------               ----------------
CORPORATE BONDS AND NOTES CONTINUED
Lehman Brothers Holdings, Inc.:
3.95% Sr. Unsec. Nts., Series G, 11/10/09                       $      4,330,000               $      4,128,417
6.625% Nts., 1/18/12                                                   2,560,000                      2,588,124
3.984% Sr. Unsec. Nts., Series H, 10/22/08 (2)                         4,330,000                      4,217,056
Lennar Corp., 7.625% Sr. Unsec. Nts., 3/1/09                             243,000                        234,495
Marsh & McLennan Cos., Inc., 7.125% Sr. Unsec. Nts.,
6/15/09                                                                1,260,000                      1,283,316
Morgan Stanley, 6.60% Nts., 4/1/12                                     9,550,000                      9,913,330
NCR Corp., 7.125% Sr. Unsec. Unsub. Nts., 6/15/09                      2,410,000                      2,480,876
Niagara Mohawk Power Corp., 7.75% Sr. Unsec. Nts.,
Series G, 10/1/08                                                      1,152,000                      1,172,430
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10               6,040,000                      6,574,770
Norfolk Southern Corp., 6% Sr. Unsec. Nts., 4/30/08                    3,190,000                      3,195,152
Panhandle Eastern Pipe Line Co. LLC, 4.80% Sr. Unsec.
Nts., 8/15/08                                                          1,515,000                      1,517,094
PPL Electric Utilities Corp., 6.25% Sr. Sec. Bonds
8/15/09                                                                  290,000                        299,402
Pricoa Global Funding I, 3.90% Nts., 12/15/08 (8)                      1,140,000                      1,144,220
Public Service Co. of New Mexico, 4.40% Sr. Unsec. Nts.,
9/15/08                                                                1,235,000                      1,232,552
Pulte Homes, Inc., 4.875% Nts., 7/15/09                                1,260,000                      1,197,000
Regions Financial Corp., 4.50% Bonds, 8/8/08                           1,385,000                      1,390,695
Residential Capital LLC, 6.375% Sr. Unsec. Nts., 6/30/10               7,080,000                      3,593,100
Rio Tinto Finance USA Ltd., 2.625% Unsec. Nts., 9/30/08                2,945,000                      2,924,002
Safeway, Inc., 7.50% Sr. Unsec. Nts., 9/15/09                          1,350,000                      1,419,159
Sempra Energy, 7.95% Sr. Unsec. Unsub. Nts., 3/1/10                    6,220,000                      6,686,531
Sprint Capital Corp., 6.125% Sr. Unsec. Nts., 11/15/08                17,080,000                     16,954,411
Telecom Italia Capital SpA:
4% Sr. Unsec. Nts., 11/15/08                                           1,200,000                      1,189,248
4% Unsec. Unsub. Nts., 1/15/10                                         6,150,000                      6,036,840
Telefonica Europe BV, 7.75% Unsec. Nts., 9/15/10                         730,000                        783,748
Telefonos de Mexico SAB de CV, 4.75% Sr. Unsec. Unsub.
Nts., 1/27/10                                                          4,800,000                      4,876,478
TEPPCO Partners LP, 6.125% Nts., 2/1/13                                2,280,000                      2,312,027
Time Warner Cable, Inc., 5.40% Sr. Unsec. Nts., 7/2/12                 6,295,000                      6,193,141
Valero Logistics Operations LP, 6.05% Nts., 3/15/13                    1,140,000                      1,182,026
Vornado Realty LP, 4.50% Unsec. Unsub. Nts., 8/15/09                   4,825,000                      4,729,446
Westar Energy, Inc., 7.125% Sr. Unsec. Nts., 8/1/09                    5,315,000                      5,573,957
Xerox Corp., 9.75% Sr. Unsec. Nts., 1/15/09                            8,925,000                      9,275,672
Yum! Brands, Inc., 7.65% Sr. Unsec. Nts., 5/15/08                      3,361,000                      3,378,948
                                                                                               ----------------
Total Corporate Bonds and Notes (Cost $290,497,802)                                                 285,555,661
                                                                                               ----------------
HYBRID INSTRUMENTS--22.9%
COMMODITY-LINKED SECURITIES--21.7%
AIG International, Inc.:
Goldman Sachs Commodity Index Excess Return Linked Nts.,
5.03%. 5/9/08 (8,9)                                                   20,000,000                     51,034,520
Goldman Sachs Commodity Index Excess Return Linked Nts.,
3.374%, 1/26/09 (8,9)                                                 29,000,000                     38,367,058
Cargill, Inc.:
Goldman Sachs Commodity Index Total Return Linked Nts.,
2.831%, 2/9/09 (9)                                                    42,500,000                     56,810,218

              6 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

                                                                   Principal
                                                                     Amount                         Value
                                                                ----------------               ----------------
HYBRID INSTRUMENTS CONTINUED
COMMODITY-LINKED SECURITIES CONTINUED
Goldman Sachs Commodity Index Total Return Linked Nts.,
5.075%, 4/7/08 (9)                                              $     41,000,000               $    106,072,371
Goldman Sachs Commodity Index Total Return Linked Nts.,
5.13%, 6/6/08 (9)                                                     13,000,000                     36,002,174
Morgan Stanley Capital Services, Inc., Goldman Sachs
Commodity Index Total Return Linked Nts., 2.975%,
3/10/09 (2,8)                                                         80,000,000                     80,268,640
                                                                                               ----------------
                                                                                                    368,554,981
STRUCTURED SECURITIES--1.2%
Goldman Sachs Group, Inc. (The), AB Svensk Exportkredit
Linked Nts., 2.385%, 1/13/09 (2)                                      12,000,000                     20,172,000
                                                                                               ----------------
Total Hybrid Instruments (Cost $237,500,000)                                                        388,726,981
                                                                                               ----------------

                                                                      Shares
                                                                ----------------
INVESTMENT COMPANY--8.5%
Oppenheimer Institutional Money Market Fund, Cl. E,
3.29% (4,10) (Cost $143,220,480)                                     143,220,480                    143,220,480

TOTAL INVESTMENTS, AT VALUE (COST $1,409,937,962)                          103.9%                 1,759,465,860
LIABILITIES IN EXCESS OF OTHER ASSETS                                       (3.9)                   (65,784,277)
                                                                ----------------               ----------------
NET ASSETS                                                                 100.0%              $  1,693,681,583
                                                                ================               ================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1.    Non-income producing security.

2. Represents the current interest rate for a variable or increasing rate security.

3. Illiquid security. The aggregate value of illiquid securities as of March 31, 2008 was $142,410, which represents 0.01% of the Fund's net assets. See accompanying Notes.

4.    Rate shown is the 7-day yield as of March 31, 2008.

5. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $15,815,150. See accompanying Notes.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $4,792,005 or 0.28% of the Fund's net assets as of March 31, 2008.

7. When-issued security or delayed delivery to be delivered and settled after March 31, 2008. See accompanying Notes.

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $193,259,350 or 11.41% of the Fund's net assets as of March 31, 2008.

9. Security is linked to the Goldman Sachs Commodity Index, the Goldman Sachs Commodity Excess Return Index or the Goldman Sachs Commodity Index Total Return Index. The indexes currently contain twenty-four commodities from the sectors of energy, metals, livestock and agricultural products. Individual components in the index are weighted by their respective world production values.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                              SHARES            GROSS         GROSS           SHARES
                                                        DECEMBER 31, 2007     ADDITIONS     REDUCTIONS    MARCH 31, 2008
                                                        -----------------    -----------   -----------    --------------
Oppenheimer Institutional Money Market Fund, Cl. E          24,854,186       309,529,372   191,163,078     143,220,480

                                                                                                            DIVIDEND
                                                                                              VALUE          INCOME
                                                                                           ------------    ----------
Oppenheimer Institutional Money Market Fund, Cl. E                                         $143,220,480    $  708,945
VALUATION INPUTS

              7 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

      1) Level 1 - quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

      2) Level 2 -inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market-corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

      3) Level 3 - unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of March 31, 2008:

                                                     INVESTMENTS IN        OTHER FINANCIAL
VALUATION INPUTS                                       SECURITIES            INSTRUMENTS*
-----------------------------------------            --------------        ---------------
Level 1 - Quoted Prices                               $ 539,598,731        $     (2,424,826)
Level 2 - Other Significant Observable Inputs         1,219,867,129                 828,585
Level 3 - Significant Unobservable Inputs                        --                      --
                                                     --------------        ----------------

    TOTAL                                            $1,759,465,860        $     (1,596,241)
                                                     ==============        ================

* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swaps are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation techniques, if any, during the reporting period.

FUTURES CONTRACTS AS OF MARCH 31, 2008 ARE AS FOLLOWS:

                                                                                                                     UNREALIZED
                                                                  NUMBER OF     EXPIRATION                          APPRECIATION
CONTRACT DESCRIPTION                              BUY/SELL        CONTRACTS        DATE           VALUE            (DEPRECIATION)
---------------------------------------------     --------        ---------     ----------   --------------       ---------------
Gas Oil                                              Buy              87          5/12/08    $    8,004,000       $      (194,804)
Heating Oil                                          Buy             292          4/30/08        35,640,410              (339,710)
Natural Gas                                          Buy             175          4/28/08        17,676,750                728,435
RBOB Gasoline                                        Buy             243          4/30/08        26,812,183              (179,030)
U.S. Long Bonds                                     Sell             266          6/19/08        31,599,969              (177,515)
U.S. Treasury Nts., 2 yr.                           Sell           1,418          6/30/08       304,382,563            (1,077,295)
U.S. Treasury Nts., 5 yr.                           Sell           1,630          6/30/08       186,202,031            (2,027,142)
U.S. Treasury Nts., 10 yr.                          Sell           1,251          6/19/08       148,810,359            (3,223,249)
                                                                                                                 ----------------
                                                                                                                 $     (6,490,310)
                                                                                                                 ================

              8 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

CREDIT DEFAULT SWAP CONTRACTS AS OF MARCH 31, 2008 ARE AS FOLLOWS:

                                               BUY/SELL     NOTIONAL
                                                CREDIT       AMOUNT     PAY/RECEIVE    TERMINATION     PREMIUM
SWAP COUNTERPARTY        REFERENCE ENTITY     PROTECTION     (000S)     FIXED RATE         DATE        RECEIVED        VALUE
------------------    ---------------------   ----------    --------    -----------    -----------    ----------    ------------
Goldman Sachs
Capital Markets LP    ABX.HE.AAA.06-2 Index      Sell      $   9,030        0.11%        5/25/46     $  (998,778)   $ (2,257,334)
Morgan Stanley
Capital Services,
Inc.                  ABX.HE.AAA.06-2 Index      Sell          2,850        0.11         5/25/46        (883,352)      (694,266)
UBS AG                ABX.HE.AAA.06-2 Index      Sell          3,150        0.11         5/25/46        (984,211)      (767,354)
                                                                                                     -----------    -----------
                                                                                                     $(2,866,341)   $(3,718,954)
                                                                                                     ===========    ===========

TOTAL RETURN SWAP CONTRACTS AS OF MARCH 31, 2008 ARE AS FOLLOWS:

                                 NOTIONAL                                                               TERMINATION
SWAP COUNTERPARTY                 AMOUNT              PAID BY THE FUND        RECEIVED BY THE FUND         DATE            VALUE
----------------------------   -------------       ---------------------      --------------------      -----------    -----------
Deutsche Bank AG               $   1,400,000            If positive, the          If negative, the
                                                     Total Return of the       Total Return of the
                                                    Lehman Brothers U.S.      Lehman Brothers U.S.
                                                     CMBS AAA 8.5+ Index       CMBS AAA 8.5+ Index
                                                   minus 55 basis points      plus 55 basis points       5/1/08        $    45,785

Lehman Brothers Holdings,
Inc.:
                                                        If positive, the          If negative, the
                                                     Total Return of the       Total Return of the
                                                    Lehman Brothers U.S.      Lehman Brothers U.S.
                                                     CMBS AAA 8.5+ Index       CMBS AAA 8.5+ Index
                                  13,700,000        plus 20 basis points     minus 20 basis points         5/1/08          436,238

                                                        If positive, the          If negative, the
                                                     Total Return of the       Total Return of the
                                                    Lehman Brothers U.S.      Lehman Brothers U.S.
                                                     CMBS AAA 8.5+ Index       CMBS AAA 8.5+ Index
                                   8,098,000       minus 55 basis points      plus 55 basis points         5/1/08          262,414

                                                        If positive, the          If negative, the
                                                     Total Return of the       Total Return of the
                                                    Lehman Brothers U.S.      Lehman Brothers U.S.
                                   8,890,000              CMBS AAA Index            CMBS AAA Index         3/1/09          284,411

                                                        If positive, the          If negative, the
                                                     Total Return of the       Total Return of the
                                                    Lehman Brothers U.S.      Lehman Brothers U.S.
                                                     CMBS AAA 8.5+ Index       CMBS AAA 8.5+ Index
                                  15,940,000      minus 250 basis points     plus 250 basis points         3/1/09          812,092

                                                        If positive, the          If negative, the
                                                     Total Return of the       Total Return of the
                                                    Lehman Brothers U.S.      Lehman Brothers U.S.
                                                     CMBS AAA 8.5+ Index       CMBS AAA 8.5+ Index
                                  10,735,000       minus 45 basis points      plus 45 basis points         5/1/08          347,060

              9 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited


Morgan Stanley:
                                                        If positive, the          If negative, the
                                                     Total Return of the       Total Return of the
                                                    Lehman Brothers U.S.      Lehman Brothers U.S.
                                                     CMBS AAA 8.5+ Index       CMBS AAA 8.5+ Index
                                  46,600,000       minus 25 basis points      plus 25 basis points         5/1/08        1,372,056

                                                        If positive, the          If negative, the
                                                     Total Return of the       Total Return of the
                                                    Lehman Brothers U.S.      Lehman Brothers U.S.
                                                     CMBS AAA 8.5+ Index       CMBS AAA 8.5+ Index
                                   1,200,000        plus 30 basis points     minus 30 basis points         8/1/08           29,127

                                                        If positive, the          If negative, the
                                                     Total Return of the       Total Return of the
                                                    Lehman Brothers U.S.      Lehman Brothers U.S.
                                   4,000,000         CMBS AAA 8.5+ Index       CMBS AAA 8.5+ Index         8/1/08           97,173

Citibank NA                                             If positive, the          If negative, the
                                                     Total Return of the       Total Return of the
                                                    Lehman Brothers U.S.      Lehman Brothers U.S.
                                                     CMBS AAA 8.5+ Index       CMBS AAA 8.5+ Index
                                  17,300,000        plus 15 basis points     minus 15 basis points         8/1/08           555,685

UBS AG                                                  If positive, the          If negative, the
                                                     Total Return of the       Total Return of the
                                                    Lehman Brothers U.S.      Lehman Brothers U.S.
                                                     CMBS AAA 8.5+ Index       CMBS AAA 8.5+ Index
                                   9,500,000        plus 20 basis points     minus 20 basis points          5/1/08         305,498
                                                                                                                       -----------
                                                                                                                       $ 4,547,539
                                                                                                                       ===========

Abbreviation is as follows:

CMBS     Commercial Mortgage Backed Securities

NOTES TO STATEMENT OF INVESTMENTS

INVESTMENT IN RAF FUND LTD. The Fund may invest up to 25% of its total assets in RAF Fund Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser and the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund's Statement of Investments. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on a cost recovery basis. Unrealized appreciation or depreciation on the Fund's investment in the Subsidiary is recorded in the Fund's Statement of Assets and Liabilities in the annual and semiannual reports and the Fund's Statement of Operations in the annual and semiannual reports. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

              10 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Funds' investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary's net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

              11 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual r eports. The Fund records a realized gain or loss when a structured security is sold or matures.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                                     WHEN-ISSUED OR DELAYED DELIVERY
                                           BASIS TRANSACTIONS
------------------------------------ ---------------------------------
Purchased securities                         $   44,534,486

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

              12 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities in the annual and semiannual reports.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

Risks of entering into futures contracts (and related options) include the possibility that the Fund may be unable to enter into a closing transaction or an offsetting position due to an illiquid market and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the reference asset. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.

CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swaps on a single security, or a basket of securities.

              13 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

In a credit default swap contract, the purchaser of the contract will pay a periodic interest fee, similar to an insurance premium, on the notional amount of the swap contract to the counterparty (the seller of the contract). If there is a credit event (for example, bankruptcy or a failure to timely pay interest or principal), the purchaser will exercise the contract and will receive a payment from the seller of the contract equal to the notional value of the credit default swap contract less the value of the underlying security. In the event that the credit default swap is exercised due to a credit event, the difference between the value of the underlying security and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, or the cost of selling protection (paying the notional amount) when a credit event occurs, pricing transparency when assessing the cost of a credit default swap, and the need to fund the delivery obligation (either cash or defaulted securities).

TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counterparties to exchange a set of future cash flows on the notional amount of the contract. One cash flow is typically based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

ILLIQUID SECURITIES

As of March 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities                $    1,409,956,073
Federal tax cost of other investments               (579,291,610)
                                              ------------------
Total federal tax cost                        $      830,664,463
                                              ==================

Gross unrealized appreciation                 $      370,999,676
Gross unrealized depreciation                        (24,285,273)
                                              ------------------
Net unrealized appreciation                   $      346,714,403
                                              ==================

              14 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

RAF FUND LTD.  (WHOLLY-OWNED SUBSIDIARY)

                                                                          Principal
                                                                           Amount                        Value
                                                                      ----------------              ----------------
ASSET-BACKED SECURITIES--1.6%
Capital One Prime Auto Receivables Trust, Automobile
Asset-Backed Certificates, Series 2005-1, Cl. A4,
2.838%, 4/15/11 (1)                                                   $      3,850,000              $      3,825,605
Lehman XS Trust, Mtg. Pass-Through Certificates, Series
2005-2, Cl. 2A1B, 5.18%, 8/25/35 (1)                                           534,889                       537,431
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg.
Pass-Through Certificates, Series 2006-WMC3, Cl. A3,
2.699%, 8/25/36 (1)                                                            800,000                       717,568
NC Finance Trust, CMO Pass-Through Certificates, Series
1999-I, Cl. ECFD, 2.249%, 1/25/29 (1,2)                                        239,840                        31,179
Option One Mortgage Loan Trust, Asset-Backed
Certificates, Series 2006-2, Cl. 2A2, 2.699%, 7/1/36 (1)                     1,060,000                       983,110
Specialty Underwriting & Residential Finance Trust, Home
Equity Asset-Backed Obligations, Series 2005-BC3, Cl.
A2B, 2.849%, 6/25/36 (1)                                                       441,590                       436,125
                                                                                                    ----------------
Total Asset-Backed Securities (Cost $6,735,434)                                                            6,531,018
                                                                                                    ----------------
MORTGAGE-BACKED OBLIGATIONS--47.0%
GOVERNMENT AGENCY--25.6%
FHLMC/FNMA/SPONSORED--25.6%
Fannie Mae Trust 2004-W9, Pass-Through Certificates,
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44                                             94,600                       103,409
Federal Home Loan Mortgage Corp.:
4.50%, 9/15/18-10/15/18                                                        698,767                       698,263
6%, 7/15/17                                                                    670,765                       691,900
6.50%, 4/15/21-8/15/32                                                       2,759,766                     2,895,148
7%, 11/15/22-12/15/34                                                        2,241,931                     2,375,962
8%, 4/1/16                                                                      38,567                        41,073
9%, 8/1/22                                                                       6,157                         6,752
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 2080, Cl. C, 6.50%, 8/15/28                                             559,754                       588,968
Series 2080, Cl. Z, 6.50%, 8/15/28                                             415,730                       436,446
Series 2116, Cl. ZA, 6%, 1/15/29                                             3,298,230                     3,433,348
Series 2191, Cl. TZ, 7%, 10/15/29                                            1,369,073                     1,455,942
Series 2341, Cl. FP, 3.718%, 7/15/31 (1)                                       275,942                       277,847
Series 2427, Cl. ZM, 6.50%, 3/15/32                                          1,275,626                     1,344,152
Series 2436, Cl. MC, 7%, 4/15/32                                               777,995                       827,010
Series 2461, Cl. PZ, 6.50%, 6/15/32                                          1,152,657                     1,218,344
Series 2754, Cl. PE, 5%, 2/15/34                                             2,179,000                     2,044,425
Series 2844, Cl. PE, 5%, 8/15/34                                             4,926,000                     4,631,980
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 177, Cl. IO, 7.894%, 7/1/26
(4)                                                                            308,744                        69,042
Federal National Mortgage Assn.:
4.50%, 9/1/18-5/25/19 (5)                                                    4,913,007                     4,910,554
5%, 8/25/33                                                                     57,798                        57,375
5%, 12/25/17-12/1/33 (5)                                                    27,693,457                    27,683,971
5%, 4/1/38 (6)                                                                 650,000                       643,399
5.50%, 4/25/34 (5)                                                           1,904,761                     1,929,350
5.50%, 4/1/23 (6)                                                            4,490,000                     4,583,307
6%, 6/25/30-11/25/32                                                         3,496,483                     3,613,518

              15 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

                                                                          Principal
                                                                           Amount                        Value
                                                                      ----------------              ----------------
FHLMC/FNMA/SPONSORED CONTINUED
6%, 6/25/21-10/25/33 (5)                                              $     11,518,511              $     11,871,813
6.50%, 6/25/17-12/25/28 (5)                                                  5,327,380                     5,591,017
7%, 11/1/17                                                                  1,123,174                     1,180,527
8.50%, 7/1/32                                                                    5,596                         6,172
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Trust 1993-215, Cl. ZQ, 6.50%, 11/25/23 (5)                                  1,123,367                     1,191,904
Trust 1999-64, Cl. TH, 7.50%, 12/25/29 (5)                                   3,679,255                     3,871,809
Trust 2002-9, Cl. PC, 6%, 3/25/17 (5)                                        2,244,287                     2,362,253
Trust 2003-84, Cl. PW, 3%, 6/25/22                                             407,503                       406,489
Trust 2006-44, Cl. OA, 5.50%, 12/25/26 (5)                                   4,288,432                     4,389,566
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 2005-83, Cl. SL, 61.969%, 10/25/35 (4)                                13,405,617                     1,195,831
Trust 2005-87, Cl. SE, 97.063%, 10/25/35 (4)                                 3,692,454                       265,609
Trust 294, Cl. 2, 10.184%, 2/1/28 (4)                                          246,203                        60,714
Trust 321, Cl. 2, 8.303%, 4/1/32 (4)                                         1,127,039                       241,538
Trust 344, Cl. 2, 7.276%, 12/1/33 (4)                                        5,920,088                     1,314,152
WaMu Mortgage Pass-Through Certificates 2003-AR9 Trust,
Mtg. Pass-Through Certificates, Series 2003-AR9, Cl. 2A,
4.039%, 9/25/33 (1)                                                          1,073,222                     1,020,968
                                                                                                    ----------------
                                                                                                         101,531,847
                                                                                                    ----------------
GNMA/GUARANTEED--0.0%
Government National Mortgage Assn., 8.50%, 12/15/17                              7,207                         7,881
NON-AGENCY--21.4%
COMMERCIAL--14.4%
Banc of America Commercial Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates, Series 2006-5, Cl. A2,
5.348%, 10/10/11                                                             1,835,000                     1,804,062
Banc of America Funding Corp., Mtg. Pass-Through
Certificates, Series 2004-2, Cl. 2A1, 6.50%, 7/20/32                           709,299                       689,494
Bear Stearns Commercial Mortgage Securities, Inc.,
Commercial Mtg. Obligations, Series 2003-T10, Cl. A1,
4%, 3/13/40                                                                    254,350                       246,744
CHL Mortgage Pass-Through Trust 2003-J5, Mtg.
Pass-Through Certificates, Series 2003-J5, Cl. 2A1, 5%,
7/1/08                                                                       3,113,311                     3,119,619
Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage
Trust, Commercial Mtg. Pass-Through Certificates, Series
2007-CD4, Cl. A2B, 5.205%, 12/11/49                                         13,285,000                    12,948,204
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg.
Pass-Through Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36                                       824,318                       816,585
Series 2006-AB3, Cl. A7, 6.36%, 7/1/36                                         377,186                       371,722
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36                                   1,374,600                     1,322,313
GE Capital Commercial Mortgage Corp., Commercial Mtg.
Obligations:
Series 2003-C1, Cl. A2, 4.093%, 1/10/38                                        240,405                       237,311
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                        750,000                       744,131
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                      1,590,000                     1,576,958

              16 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

                                                                          Principal
                                                                           Amount                        Value
                                                                      ----------------              ----------------
COMMERCIAL CONTINUED
GS Mortgage Securities Corp. II, Commercial Mtg.
Obligations, Series 2006-GG8, Cl. A2, 5.479%, 11/10/39                $      3,718,000              $      3,678,714
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                                    1,780,000                     1,754,169
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42                                    1,180,000                     1,166,252
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51                                   10,530,000                    10,434,177
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49                                   1,280,000                     1,248,630
LB-UBS Commercial Mortgage Trust 2005-C5, Commercial
Mtg. Pass-Through Certificates, Series 2005-C5, Cl. A2,
4.885%, 9/15/30                                                              1,920,000                     1,908,041
LB-UBS Commercial Mortgage Trust 2005-C7, Commercial
Mtg. Pass-Through Certificates, Series 2005-C7, Cl. A2,
5.103%, 11/11/30                                                             3,490,000                     3,469,659
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial
Mtg. Pass-Through Certificates, Series 2006-C1, Cl. A2,
5.084%, 2/11/31                                                              1,890,000                     1,865,119
Nomura Asset Securities Corp., Commercial Mtg.
Pass-Through Certificates, Series 1998-D6, Cl. A1B,
6.59%, 3/15/30                                                                 164,163                       164,522
Residential Asset Securitization Trust 2006-A9CB, Mtg.
Pass-Through Certificates, Series 2006-A9CB, Cl. A5, 6%,
9/25/36                                                                      2,937,371                     2,917,118
Wachovia Bank Commercial Mortgage Trust 2006-C29,
Commercial Mtg. Pass-Through Certificates, Series
2006-C29, Cl. A2, 5.272%, 11/15/48                                             391,000                       383,452
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust,
Mtg, Pass-Through Certificates, Series 2006-AR8, Cl.
1A4, 5.884%, 8/1/46 (1)                                                      4,188,588                     4,021,854
                                                                                                    ----------------
                                                                                                          56,888,850
                                                                                                    ----------------
MANUFACTURED HOUSING--1.8%
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR12, Cl.
2A1, 6.10%, 9/25/36 (1)                                                      7,506,008                     7,076,305
MULTIFAMILY--1.4%
Banc of America Mortgage Securities, Inc., Mtg.
Pass-Through Certificates, Series 2003-E, Cl. 2A2,
4.35%, 6/25/33 (1)                                                           1,630,409                     1,627,639
Countrywide Home Loans Servicing LP, Mtg. Pass-Through
Certificates, Series 2003-46, Cl. 1A2, 4.124%, 1/19/34 (1)                   2,809,312                     2,853,482
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR10, Cl.
2A1, 5.65%, 7/25/36 (1)                                                      1,103,401                     1,058,422
                                                                                                    ----------------
                                                                                                           5,539,543
                                                                                                    ----------------
RESIDENTIAL--3.8%
Countrywide Alternative Loan Trust 2005-J1, Mtg.
Pass-Through Certificates, Series 2005-J1, Cl. 3A1,
6.50%, 8/25/32                                                               3,257,608                     2,889,024
Countrywide Alternative Loan Trust 2005-J3, Mtg.
Pass-Through Certificates, Series 2005-J3, Cl. 3A1,
6.50%, 9/25/34                                                                 239,263                       230,507
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through
Certificates, Series 2005-AR7, Cl. 4A1, 5.35%, 11/25/35 (1)                  5,400,912                     5,061,226
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg.
Pass-Through Certificates, Series 2006-3, Cl. 2A1,
6.085%, 10/25/36 (1)                                                         5,341,660                     5,124,719

              17 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

                                                                          Principal
                                                                           Amount                        Value
                                                                      ----------------              ----------------
RESIDENTIAL CONTINUED
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg.
Pass-Through Certificates, Series 2006-AR, Cl. 5A3,
5.426%, 6/25/36 (1)                                                   $        870,000              $        806,418
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed
Pass-Through Certificates, Series 2006-QS13, Cl. 1A8,
6%, 9/25/36                                                                  1,032,945                     1,026,201
                                                                                                    ----------------
                                                                                                          15,138,095
                                                                                                    ----------------
Total Mortgage-Backed Obligations (Cost $185,065,543)                                                    186,182,521
CORPORATE BONDS AND NOTES--37.7%
CONSUMER DISCRETIONARY--7.8%
AUTOMOBILES--1.2%
DaimlerChrysler North America Holding Corp.:
7.30% Nts., 1/15/12                                                          1,235,000                     1,320,484
3.218% Nts., Series E, 3/13/09 (1)                                             580,000                       572,962
Equus Cayman Finance Ltd., 5.50% Unsub. Nts., 9/12/08 (7)                    1,780,000                     1,781,668
Residential Capital LLC, 6.375% Sr. Unsec. Nts., 6/30/10                     2,415,000                     1,225,613
                                                                                                    ----------------
                                                                                                           4,900,727
                                                                                                    ----------------
HOTELS, RESTAURANTS & LEISURE--0.5%
Yum! Brands, Inc., 7.65% Sr. Unsec. Nts., 5/15/08                            1,900,000                     1,910,146
HOUSEHOLD DURABLES--0.7%
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09                                 1,105,000                     1,039,048
D.R. Horton, Inc., 8% Sr. Nts., 2/1/09                                         905,000                       893,688
Lennar Corp., 7.625% Sr. Unsec. Nts., 3/1/09                                    80,000                        77,200
Pulte Homes, Inc., 4.875% Nts., 7/15/09                                        680,000                       646,000
                                                                                                    ----------------
                                                                                                           2,655,936
                                                                                                    ----------------
MEDIA--3.9%
Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08                              300,000                       309,681
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11                      2,230,000                     1,969,248
Comcast Corp., 5.85% Sr. Unsec. Unsub. Nts., 1/15/10                         4,810,000                     4,947,229
Cox Enterprises, Inc., 4.375% Nts., 5/1/08 (7)                               1,855,000                     1,855,660
Gannett Co., Inc., 4.125% Nts., 6/15/08                                      1,550,000                     1,551,276
News America Holdings, Inc., 7.375% Sr. Unsec. Debs.,
10/17/08                                                                     2,440,000                     2,472,130
Time Warner Cable, Inc., 5.40% Sr. Unsec. Nts., 7/2/12                       2,540,000                     2,498,900
                                                                                                    ----------------
                                                                                                          15,604,124
                                                                                                    ----------------
MULTILINE RETAIL--0.6%
Federated Department Stores, Inc., 6.625% Sr. Unsec.
Nts., 9/1/08                                                                   975,000                       979,626
J.C. Penney Co., Inc., 7.375% Unsec. Nts., 8/15/08                           1,550,000                     1,563,122
                                                                                                    ----------------
                                                                                                           2,542,748
                                                                                                    ----------------
SPECIALTY RETAIL--0.9%
Home Depot, Inc. (The), 3.75% Sr. Unsec. Nts., 9/15/09                       3,450,000                     3,418,936
CONSUMER STAPLES--2.8%
FOOD & STAPLES RETAILING--1.1%
CVS Caremark Corp., 5.75% Sr. Unsec. Nts., 8/15/11                           1,000,000                     1,047,933
CVS Corp., 4% Sr. Unsec. Nts., 9/15/09                                         910,000                       911,300
Kroger Co. (The), 7.25% Sr. Unsec. Nts., 6/1/09                              2,150,000                     2,218,766
                                                                                                    ----------------
                                                                                                           4,177,999
                                                                                                    ----------------
FOOD PRODUCTS--1.7%
Kraft Foods, Inc., 5.625% Sr. Unsec. Nts., 11/1/11                           6,600,000                     6,735,887

              18 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

                                                                          Principal
                                                                           Amount                        Value
                                                                      ----------------              ----------------
ENERGY--1.3%
OIL, GAS & CONSUMABLE FUELS--1.3%
Anadarko Petroleum Corp., 3.25% Sr. Unsec. Nts., 5/1/08               $      1,135,000              $      1,134,754
Kaneb Pipe Line Operating Partnership LP:
5.875% Sr. Unsec. Nts., 6/1/13                                               1,080,000                     1,105,665
7.75% Sr. Unsec. Nts., 2/15/12                                                 180,000                       191,493
Kinder Morgan Energy Partners LP, 7.50% Sr. Unsec. Nts.,
11/1/10                                                                      1,475,000                     1,608,610
TEPPCO Partners LP, 6.125% Nts., 2/1/13                                        755,000                       765,605
Valero Logistics Operations LP, 6.05% Nts., 3/15/13                            435,000                       451,036
                                                                                                    ----------------
                                                                                                           5,257,163
                                                                                                    ----------------
FINANCIALS--10.5%
CAPITAL MARKETS--2.9%
Bear Stearns Co., 4.55% Nts., Series B, 6/23/10                              3,310,000                     3,133,140
Goldman Sachs Group, Inc. (The), 6.875% Bonds, 1/15/11                       1,550,000                     1,657,167
Lehman Brothers Holdings, Inc., 6.625% Nts., 1/18/12                         2,720,000                     2,749,882
Merrill Lynch & Co., 4.831% Nts., Series C, 10/27/08                         1,340,000                     1,342,732
Morgan Stanley, 6.60% Nts., 4/1/12                                           2,590,000                     2,688,537
                                                                                                    ----------------
                                                                                                          11,571,458
                                                                                                    ----------------
COMMERCIAL BANKS--2.3%
Banco Popular North America, Inc., 5.65% Sr. Unsec.
Nts., 4/15/09                                                                1,330,000                     1,323,467
First Union National Bank, 7.80% Sub. Nts., 8/18/10                          1,755,000                     1,891,314
Greenpoint Financial Corp., 3.20% Sr. Nts., 6/6/08                           2,250,000                     2,237,621
HSBC Finance Corp., 4.625% Sr. Nts., 9/15/10                                 2,680,000                     2,647,730
Regions Financial Corp., 4.50% Bonds, 8/8/08                                   800,000                       803,290
                                                                                                    ----------------
                                                                                                           8,903,422
                                                                                                    ----------------
DIVERSIFIED FINANCIAL SERVICES--2.1%
Capmark Financial Group, Inc., 5.875% Nts., 5/10/12 (7)                      2,185,000                     1,385,948
CIT Group Funding Co. of Canada, 4.65% Sr. Unsec. Nts.,
7/1/10                                                                       1,875,000                     1,540,217
Citigroup, Inc., 6% Nts., 2/21/12 (5)                                        2,000,000                     2,044,578
Fuji JGB Investment LLC, 9.87% Non-Cum. Bonds, Series A,
12/31/49 (1,7)                                                               3,444,000                     3,458,782
                                                                                                    ----------------
                                                                                                           8,429,525
                                                                                                    ----------------
INSURANCE--2.4%
American General Finance Corp.:
5.20% Nts., Series J, 12/15/11                                               1,650,000                     1,635,030
5.625% Nts., Series J, 8/17/11 (3)                                             300,000                       300,874
CNA Financial Corp., 6.60% Sr. Unsec. Unsub. Nts.,
12/15/08                                                                       525,000                       532,959
Genworth Financial, Inc., 5.231% Sr. Nts., 5/16/09                           1,880,000                     1,897,206
Hartford Financial Services Group, Inc. (The), 5.55%,
Sr. Unsec. Nts., 8/16/08                                                     1,415,000                     1,423,865
Marsh & McLennan Cos., Inc., 7.125% Sr. Unsec. Nts.,
6/15/09                                                                        480,000                       488,882
Monumental Global Funding II:
3.90% Nts., 6/15/09 (7)                                                      1,275,000                     1,272,719
4.375% Nts., 7/30/09 (7)                                                     1,145,000                     1,153,025
Pricoa Global Funding I, 3.90% Nts., 12/15/08 (5,7)                            660,000                       662,443
                                                                                                    ----------------
                                                                                                           9,367,003
                                                                                                    ----------------

              19 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

                                                                          Principal
                                                                           Amount                        Value
                                                                      ----------------              ----------------
THRIFTS & MORTGAGE FINANCE--0.8%
Countrywide Home Loans, Inc., 3.25% Nts., Series L,
5/21/08                                                               $      3,410,000              $      3,344,296
HEALTH CARE--2.8%
BIOTECHNOLOGY--0.7%
Amgen, Inc., 4% Sr. Unsec. Nts., 11/18/09                                    2,930,000                     2,962,693
HEALTH CARE PROVIDERS & SERVICES--2.1%
Aetna, Inc., 7.875% Sr. Unsec. Nts., 3/1/11                                  6,200,000                     6,863,710
CIGNA Corp., 7% Sr. Unsec. Nts., 1/15/11                                     1,295,000                     1,345,356
                                                                                                    ----------------
                                                                                                           8,209,066
                                                                                                    ----------------
INDUSTRIALS--1.8%
AEROSPACE & DEFENSE--0.9%
BAE Systems Holdings, Inc., 4.75% Nts., 8/15/10 (7)                          3,480,000                     3,610,942
ROAD & RAIL--0.9%
CSX Corp., 4.875% Sr. Unsec. Nts., 11/1/09                                   1,975,000                     1,992,495
Norfolk Southern Corp., 6% Sr. Unsec. Nts., 4/30/08                          1,665,000                     1,667,689
                                                                                                    ----------------
                                                                                                           3,660,184
INFORMATION TECHNOLOGY--1.2%
COMPUTERS & PERIPHERALS--0.4%
NCR Corp., 7.125% Sr. Unsec. Unsub. Nts., 6/15/09                            1,315,000                     1,353,673
OFFICE ELECTRONICS--0.8%
Xerox Corp., 9.75% Sr. Unsec. Nts., 1/15/09                                  3,075,000                     3,195,820
MATERIALS--0.8%
METALS & MINING--0.4%
Rio Tinto Finance USA Ltd., 2.625% Unsec. Nts., 9/30/08                      1,295,000                     1,285,767
PAPER & FOREST PRODUCTS--0.4%
International Paper Co., 4.25% Sr. Unsec. Nts., 1/15/09                      1,670,000                     1,669,724
TELECOMMUNICATION SERVICES--3.2%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.9%
British Telecommunications plc, 8.625% Nts., 12/15/10                        2,400,000                     2,641,802
Telecom Italia Capital SpA:
4% Sr. Unsec. Nts., 11/15/08                                                 1,445,000                     1,432,053
4% Unsec. Unsub. Nts., 1/15/10                                               1,890,000                     1,855,224
Telefonos de Mexico SAB de CV, 4.75% Sr. Unsec. Unsub.
Nts., 1/27/10                                                                1,700,000                     1,727,086
                                                                                                    ----------------
                                                                                                           7,656,165
                                                                                                    ----------------
WIRELESS TELECOMMUNICATION SERVICES--1.3%
America Movil SAB de CV, 4.125% Unsec. Unsub. Nts.,
3/1/09                                                                         860,000                       866,113
Sprint Capital Corp., 6.125% Sr. Unsec. Nts., 11/15/08                       1,525,000                     1,513,787
Vodafone Group plc, 7.75% Unsec. Unsub. Nts., 2/15/10                        2,565,000                     2,720,059
                                                                                                    ----------------
                                                                                                           5,099,959
                                                                                                    ----------------
UTILITIES--5.5%
ELECTRIC UTILITIES--1.6%
Appalachian Power Co., 4.40% Sr. Unsec. Bonds, Series J,
6/1/10                                                                       1,950,000                     1,962,328
Entergy Gulf States, Inc., 3.60% Mtg. Sec. Bonds, 6/1/08                     1,055,000                     1,052,393
FirstEnergy Corp., 6.45% Unsec. Unsub. Nts., Series B,
11/15/11                                                                     1,870,000                     1,959,640
Westar Energy, Inc., 7.125% Sr. Unsec. Nts., 8/1/09                          1,350,000                     1,415,775
                                                                                                    ----------------
                                                                                                           6,390,136
                                                                                                    ----------------
MULTI-UTILITIES--3.9%
CenterPoint Energy, Inc., 7.25% Sr. Nts., Series B,
9/1/10                                                                       2,660,000                     2,829,046

              20 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

                                                                          Principal
                                                                           Amount                        Value
                                                                      ----------------              ----------------
MULTI-UTILITIES CONTINUED
Dominion Resources, Inc., 5.125% Sr. Unsec. Unsub. Nts.,
Series D, 12/15/09                                                    $      1,950,000              $      1,997,245
DTE Energy Co., 6.65% Sr. Unsec. Unsub. Nts., Series A,
4/15/09                                                                      2,150,000                     2,208,635
Niagara Mohawk Power Corp., 7.75% Sr. Unsec. Nts.,
Series G, 10/1/08                                                              600,000                       610,640
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10                     1,785,000                     1,943,040
Pacific Gas & Electric Co., 4.20% Unsec. Bonds, 3/1/11                         975,000                       979,933
Panhandle Eastern Pipe Line Co. LLC, 4.80% Sr. Unsec.
Nts., 8/15/08                                                                  540,000                       540,746
Public Service Co. of Colorado, 4.375% Sr. Sec. Mtg.
Bonds, Series 14, 10/1/08                                                    1,955,000                     1,962,456
Public Service Co. of New Mexico, 4.40% Sr. Unsec. Nts.,
9/15/08                                                                        415,000                       414,177
Sempra Energy, 7.95% Sr. Unsec. Unsub. Nts., 3/1/10                          1,755,000                     1,886,631
                                                                                                    ----------------
                                                                                                          15,372,549
                                                                                                    ----------------
Total Corporate Bonds and Notes (Cost $150,654,880)                                                      149,286,048
SHORT-TERM NOTES--18.9%
Federal Home Loan Bank, 1.50%, 4/1/08 (Cost $74,904,000)                    74,904,000                    74,904,000

TOTAL INVESTMENTS, AT VALUE (Cost $417,359,857)                                  105.2%                  416,903,587
LIABILITIES IN EXCESS OF OTHER ASSETS                                             (5.2)                  (20,525,336)
                                                                      ----------------              ----------------
NET ASSETS                                                                       100.0%             $    396,378,251
                                                                      ================              ================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents the current interest rate for a variable or increasing rate security.

2. Illiquid security. The aggregate value of illiquid securities as of March 31, 2008 was $31,179, which represents 0.01% of the Fund's net assets. See accompanying Notes.

3. A sufficient amount of liquid assets has been designated to cover outstanding written put options.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,146,886 or 0.79% of the Fund's net assets as of March 31, 2008.

5. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $66,428,952. See accompanying Notes.

6. When-issued security or delayed delivery to be delivered and settled after March 31, 2008. See accompanying Notes.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $15,181,187 or 3.83% of the Fund's net assets as of March 31, 2008.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

      4) Level 1 - quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

      5) Level 2 -inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market-corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

              21 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

      6) Level 3 - unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The market value of the Fund's investments was determined based on the following inputs as of March 31, 2008:


                                                  INVESTMENTS IN       OTHER FINANCIAL
VALUATION INPUTS                                    SECURITIES           INSTRUMENTS*
-----------------------------------------         --------------       ---------------
Level 1 - Quoted Prices                           $           --       $   (19,686,952)
Level 2 - Other Significant Observable Inputs        416,903,587                    --
Level 3 - Significant Unobservable Inputs                     --                    --
                                                  --------------       ---------------

    TOTAL                                         $  416,903,587       $   (19,686,952)
                                                  ==============       ===============


* Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swaps are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation techniques, if any, during the reporting period.

FUTURES CONTRACTS AS OF MARCH 31, 2008 ARE AS FOLLOWS:

                                                                         UNREALIZED              PERCENTAGE
                                                                       APPRECIATION                OF FUND
CONTRACT DESCRIPTION                                  BUY/SELL        (DEPRECIATION)             NET ASSETS
--------------------                                  --------       ---------------             ----------
Agriculture                                             Buy          $    (3,056,358)              (0.77)%
Agriculture                                            Sell                 4,762,806               1.20
Energy                                                  Buy              (17,148,691)              (4.33)
Industrial Metals                                       Buy                 (500,337)              (0.13)
Industrial Metals                                      Sell                 (249,733)              (0.06)
Livestock                                               Buy               (2,940,166)              (0.74)
Livestock                                              Sell                1,736,263                0.44
Precious Metals                                         Buy               (1,896,811)              (0.48)
Precious Metals                                        Sell                  (48,716)              (0.01)
Softs                                                   Buy               (1,309,744)              (0.33)
Softs                                                  Sell                  286,232                0.07
                                                                      --------------            --------
                                                                      $  (20,365,255)              (5.14)%
                                                                      ==============            ========

WRITTEN OPTIONS AS OF MARCH 31, 2008 ARE AS FOLLOWS:


                                     NUMBER OF      EXERCISE        EXPIRATION       PREMIUMS
DESCRIPTION               TYPE       CONTRACTS       PRICE             DATE          RECEIVED           VALUE
--------------------      ----       ---------      --------        ----------     ------------       -----------

Sugar #11                  Put          481         $     10          4/11/08      $     55,111       $   (10,774)

Sugar #11                  Put          155               11          4/11/08             9,965           (20,832)

Wheat                      Put           88              850          4/25/08            78,899           (83,600)
                                                                                   ------------       -----------
                                                                                   $    143,975       $  (115,206)
                                                                                   ============       ===========


              22 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Funds' investments under these levels of classification is included following the Statement of Investments.

Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.

In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

              23 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.

There have been no significant changes to the fair valuation methodologies during the period.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary's net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2008, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                                     WHEN-ISSUED OR DELAYED DELIVERY
                                             BASIS TRANSACTIONS
--------------------                 -------------------------------
Purchased securities                          $   5,118,132

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENTS WITH OFF-BALANCE SHEET MARKET RISK. The Fund enters into financial instrument transactions that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities in the annual and semiannual reports.

FUTURES CONTRACTS

              24 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

Risks of entering into futures contracts (and related options) include the possibility that the Fund may be unable to enter into a closing transaction or an offsetting position due to an illiquid market and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security or commodity increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security or commodity decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Written option activity for the period ended March 31, 2008 was as follows:

              25 | Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Commodity Strategy Total Return Fund

STATEMENT OF INVESTMENTS March 31, 2008 / Unaudited

                                        CALL OPTIONS                       PUT OPTIONS
                                 ------------------------            -----------------------
                                 NUMBER OF      AMOUNT OF            NUMBER OF     AMOUNT OF
                                 CONTRACTS       PREMIUMS            CONTRACTS      PREMIUMS
                                 ----------     ---------            ---------     ---------
Options outstanding as of
December 31, 2007                       39      $  27,788                   -      $       -
Options written                        504        579,207               1,221        264,051
Options closed or expired             (457)      (535,562)               (237)       (91,908)
Options exercised                      (86)       (71,433)               (260)       (28,168)
                                 ---------      ---------            --------      ---------
Options outstanding as of
March 31, 2008                           -      $       -                 724      $ 143,975
                                 =========      =========            =========      =========

ILLIQUID SECURITIES

As of March 31, 2008, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

              26 | Oppenheimer Commodity Strategy Total Return Fund



ITEM 2. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2008, the
            registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Commodity Strategy Total Return Fund

By: /s/ John  V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 05/14/2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 05/14/2008

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 05/14/2008